Exhibit 10.39

***CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

AMENDMENT TO SECTIONS 2.01, 2.02, 2.03, 2.04, 4.01 and 4.03

WHEREAS Bioceutix, Inc. (“Bioceutix”), the successor to MDF Acquisition Corp., acquired from Allergan, Inc. certain rights of Allergan, Inc. pursuant to a license agreement with TriStrata Technology, Inc. (“TTI”) with an effective date of July 15, 1999 (the “July 15, 1999 License Agreement”); and

WHEREAS Bare Escentuals and Bioceutix, as wholly owned subsidiaries of MD Beauty Inc., have entered into a business combination as more fully set forth in the Agreement and Plan of Merger and documents relating thereto; and

WHEREAS TTI was asked to give its consent to an assignment of the July 15,1999 License Agreement from Bioceutix to MD Beauty, Inc., which consent was given by a certain “CONSENT TO ASSIGNMENT AND AMENDMENT TO SECTION 2.10” executed by TTI on January 22, 2002 (hereinafter the “First Amendment”); and

WHEREAS TTI and MD Beauty, Inc. desire to amend further the July 15, 1999 License Agreement, as amended by the First Amendment, on the further terms and conditions stated herein;

NOW THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.                          Section 2.01 of the July 15, 1999 License Agreement is hereby amended to state:

2.01(a) “Excluded Channel of Trade” with respect to products containing glycolic acid shall mean the mail order, multi level, and direct door-to-door markets.”

2.01(b) “Excluded Channel of Trade” with respect to products containing gluconolactone shall mean any market or channel of distribution other than: (i) sales to physicians for resale to patients; and (ii) orders placed by telephone as a result of television Infomercials. Notwithstanding anything to the contrary in the July 15, 1999 License Agreement, the First Amendment or this Amendment, no rights are granted by LICENSOR to LICENSEE to sell products containing gluconolactone except for: (i) sales to physicians for resale to patients; and (ii) orders placed by telephone as a result of television infomercials.

2.                          Section 2.02 of the July 15, 1999 License Agreement is hereby amended to state:

2.02 “Licensed Patent Rights” shall mean, subject to the specific exclusions set forth in Sections 1.03 and 2.03 (as amended herein), those portions of the patents and patent applications set forth in Schedule A hereto, as Schedule A may from time to time be amended, and all divisions, continuations, continuations-in-part, reissues, reexaminations and extensions thereof: (a) covering only cosmetic and dermatologic preparations containing glycolic acid and/or its salts for: (1) the treatment of human skin wrinkles and/or fine lines on the human skin; (2) the treatment of dry skin; (3) as a skin cleanser; (4) as a hair conditioner; (5) as a shampoo; (b) covering only cosmetic and dermatologic preparations containing glycolic acid and/or its salts, in combination with salicylic acid for the treatment of acne; (c) covering only cosmetic and dermatologic preparations containing glycolic acid and/or its salts in combination with two percent (2%) or less of hydroquinone for the treatment of pigmented spots on human skin; and (d) covering only cosmetic and dermatological preparations containing gluconolactone for alleviating or improving the signs of dermatological aging of the human skin, including the reduction of human skin wrinkles.

3.                          Section 2.03 of the July 15, 1999 License Agreement is hereby amended to state:

2.03 Notwithstanding anything herein to the contrary, “Licensed Patent Rights” shall not include any rights to a patent or patent application on an invention unless such rights relate to:

(a) glycolic acid and/or its salts;

(b) a method for using glycolic acid and/or its salts or compositions containing glycolic acid and/or its salts, for: (1) the treatment of human skin wrinkles or fine lines on the human skin by topically applying compositions containing glycolic acid or a salt thereof to human skin; (2) the treatment of dry skin; (3) as a skin cleanser; (4) as a hair conditioner, and (5) as a shampoo;

(c) a method for using glycolic acid and/or its salts, in combination with salicylic acid for the treatment of acne;

(d) a method for using glycolic acid and/or its salts, in combination with two percent (2%) or less of hydroquinone for the treatment of pigmented spots on human skin; or

(e) a method for using gluconolactone for alleviating or improving the signs of dermatological aging of the human skin, including the reduction of human skin wrinkles.

4.                          Section 2.04 of the July 15, 1999 License Agreement is hereby amended to state:

2.04 “Licensed Products” shall include any cosmetic and/or dermatologic preparation covered by the Licensed Patent Rights: (a) containing glycolic acid and/or its salts: (1) for the treatment of human skin wrinkles and/or fine lines on the human skin; (2) the treatment of dry skin; (3) as a skin cleanser; (4) as a hair conditioner; (5) as a shampoo; or (b) cosmetic and dermatologic preparations containing glycolic acid and/or its salts, in combination with salicylic acid for the treatment of acne; or (c) cosmetic and dermatologic preparations containing glycolic acid and/or its salts in combination with two percent (2%) or less of hydroquinone for the treatment of pigmented spots on human skin; or (d) cosmetic and dermatological preparations containing gluconolactone for alleviating or improving the signs of dermatological aging of the human skin, including the reduction of human skin wrinkles.

5.                          Section 4.01 of the July 15, 1999 License Agreement is hereby amended to state:

4.01 Provided LICENSEE’s annual royalties paid to LICENSOR exceeds the minimum annual royalty payment set forth in Section 4.03 of this Amendment in that calendar year, then in consideration for the licenses granted to LICENSEE hereunder, LICENSEE and permitted Affiliates of LICENSEE shall pay to LICENSOR royalties on the annual Net Sales of Licensed Products made by LICENSEE or its Affiliates of Four Percent (4%) for such year. In the event that LICENSEE’s annual royalty payments do not exceed the minimum annual royalties set forth in Section 4.03 of any calendar year, then LICENSEE shall pay to LICENSOR royalties on Net Sales of Licensed Products according to the following schedule for each such calendar year, to be reconciled within sixty (60) days after the end of the calendar year:

(a) *** of Net Sales between *** and *** plus;

(b) *** of Net Sales between *** and *** plus;

***PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) *** of Net Sales between *** and ***; and

(d) *** of Net Sales in excess of ***.

Payments shall be made quarterly in accordance with the other provisions of Article IV of the July 15, 1999 License Agreement.

6.                          Section 4.03 of the July 15, 1999 License Agreement shall be amended to State:

4.03 Notwithstanding the schedule set forth in Section 4.01 above (as amended), in consideration of the license granted to LICENSEE hereunder, LICENSEE will pay to LICENSOR a minimum annual royalty of ***, to be paid in equal amounts on a quarterly basis, on January 1, April 1 July 1, and October 1, commencing on January 1, 2003. The minimum annual royalty payment shall increase to *** for the calendar year commencing on January 1, 2005 and shall increase to *** for the calendar year commencing on January 1, 2006, whereupon the minimum annual royalty payment shall remain at that amount for each subsequent year during the term of this Agreement. Each minimum annual royalty payment shall be payable quarterly on January 1, April 1, July 1 and October 1 of each year this Agreement is in effect. Such minimum annual royalty payments are creditable against the royalty from LICENSEE’S sale of Licensed Products for the same years.

7.                          Notwithstanding anything to the contrary contained in this Amendment, LICENSEE shall make its first commercial sale of a Licensed Product containing gluconolactone no later than January 1, 2004. In the event that LICENSEE fails to make its first commercial sale of a Licensed Product containing gluconolactone before January 1, 2004, the royalty schedule shall revert to the rate set forth in Section 4.01 of the July 15,1999 License Agreement.

8.                          All other provisions of the July 15, 1999 License Agreement remain in full force and effect.

LICENSOR		LICENSEE
TRISTRATA TECHNOLOGY, INC.		M.D. BEAUTY, INC.

By:	/s/ Kenneth C. Yu	By:	/s/ Jaime Hutter

***PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Title:	President	Title: CFO & Secretary

Dated:	March 7, 2003	Dated: February 24, 2003.

Attest:	/s/ [ILLEGIBLE]	Attest:	/s/ [ILLEGIBLE]

clean second amendment to M.D. Beauty Bioceutix license 010603